Supplement dated September 6, 2024
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Large Cap Index Fund (the Fund)	5/1/2024
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund”  section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Portfolio Manager	2014
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Portfolio Manager	2014
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7014-0002_(09/24)